UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7910 Main Street, 2nd Floor, Houma LA	70360
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(985) 876-5400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 5.08 Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01 Other Events.

The Board of Directors of SEACOR Marine Holdings Inc., a Delaware corporation (the “Company”), has established June 12, 2018 as the date of the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) and April 23, 2018 as the record date for the 2018 Annual Meeting. Because this is the Company’s first annual meeting of stockholders following its spin-off from SEACOR Holdings Inc. on June 1, 2017, the Company is informing stockholders of the date of the 2018 Annual Meeting. The time and location of the 2018 Annual Meeting will be specified in the Company’s proxy statement for the 2018 Annual Meeting.

Pursuant to Rule 14a-8 of the proxy rules of the Securities and Exchange Commission (the “SEC”), a shareholder intending to present a proposal to be included in the proxy statement for the Company’s 2018 Annual Meeting must deliver a proposal in writing to the Company’s principal executive offices no later than a reasonable time before the Company begins to print and mail the proxy materials for the 2018 Annual Meeting. Accordingly, the deadline for submission of proposals to be included in the Company’s proxy statement for the 2018 Annual Meeting is the close of business (5:00 p.m. Eastern Time) on Thursday, April 12, 2018. Proposals should be delivered or mailed to and received by the Company’s Secretary at SEACOR Marine Holdings Inc., 7910 Main Street, 2nd Floor, Houma, Louisiana 70360. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials and the Company may omit any proposal from its proxy materials that does not comply with the SEC’s rules.

Stockholders may also present a proposal or director nomination at the 2018 Annual Meeting if advance written notice is timely given to the Secretary of the Company, at the Company’s principal executive offices, in accordance with the Company’s Bylaws. To be timely, notice by a stockholder of any proposal or nomination must have been provided not later than the close of business (5:00 p.m. Eastern Time) on Monday, April 9, 2018. A stockholder’s notice to the Secretary must set forth the information described in the Company’s Bylaws as to each matter the stockholder proposes to bring before the 2018 Annual Meeting. A copy of the Company’s Bylaws is available on the SEC website attached as Exhibit 3.2 of the Company’s Amendment No. 1 to its Registration Statement on Form 10 filed with the SEC on February 10, 2017 or can be obtained by contacting the Company’s Secretary at the address above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of SEACOR Marine Holdings Inc. dated March 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

March 29, 2018	By:	/s/ John Gellert

Name: John Gellert
Title: President and Chief Executive Officer